UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Town Square Place #419 Jersey City, New Jersey 07310	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report):

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SITO	The Nasdaq Capital Market

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on July 5, 2019, SITO Mobile, Ltd. (the “Company”) received a written notification from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the closing bid price for its common stock had been below $1.00 for the last 30 consecutive business days and that the Company therefore was not in compliance with the minimum bid price requirement for continued inclusion on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). Nasdaq notified the Company that the failure to comply with this requirement served as a basis for delisting the Company’s securities from the Nasdaq Capital Market. As also previously disclosed, on February 11, 2020, the Company received a written notification from Nasdaq notifying the Company that it failed to comply with Nasdaq Listing Rule 5550(b)(1) because the Company’s Form 10-Q for the period ended September 30, 2019 reported the Company’s stockholders’ equity fell below the required minimum of $2,500,000 and, as of February 10, 2020, the Company does not meet the alternatives of market value of listed securities or net income from continuing operations standards for continued listing. Nasdaq notified the Company that this matter served as an additional basis for delisting the Company’s securities from the Nasdaq Capital Market.

On January 13, 2020, the Company requested a hearing from the Nasdaq hearing panel to discuss listing deficiencies. A hearing was held on February 20, 2020.

On March 6, 2020, the Company received a letter from the Nasdaq Hearings Panel (the “Panel”) stating that the Panel had affirmed Nasdaq’s delisting decision and had determined to delist the Company’s securities from the Nasdaq Capital Market, and suspension of trading in the Company’s securities would be effective at the open of business on March 10, 2020.

The Company does not intend to appeal the determination and, therefore, it is expected that the common stock will be delisted. Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25 with the Securities and Exchange Commission after applicable appeal periods have lapsed.

The Company expects to apply for quotation of its common stock on an appropriate tier of the OTC Markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: March 10, 2020	/s/ Scott L. Kauffman
Name: Scott L. Kauffman
Title: Interim Chief Executive Officer

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